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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 27, 2003


                           ETHAN ALLEN INTERIORS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-11692                06-1275288
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)



            ETHAN ALLEN DRIVE
               DANBURY, CT                                           06811
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (203) 743-8000


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                      INFORMATION TO BE INCLUDED IN REPORT



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             Exhibit Number          Description
             --------------          -----------

                 99.1                Press Release dated March 27, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

         On March 27, 2003, Ethan Allen Interiors Inc. issued a press release updating its earnings outlook for the fiscal third quarter ended March 31, 2003. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ETHAN ALLEN INTERIORS INC.


Date: March 28, 2003                     By:   /S/ M. FAROOQ KATHWARI
                                            ------------------------------------
                                            M. Farooq Kathwari
                                            Chairman, Chief Executive Officer
                                            and Director





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                                  EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

  99.1            Press Release dated March 27, 2003.






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                                                                    Exhibit 99.1



For Immediate Release:                      Contact: Peg Lupton
                                                     Ethan Allen Interiors Inc.
                                                     (203) 743-8234



       ETHAN ALLEN UPDATES OUTLOOK FOR THIRD QUARTER ENDING MARCH 31, 2003

Danbury, CT. March 27, 2003 - Ethan Allen Interiors Inc. (NYSE: ETH) updates outlook for the third quarter ending March 31, 2003.


As  indicated  previously,  the severe  winter  weather,  weakness  in  consumer confidence,  and  consumer  concerns  over  the war  issues  have  impacted  the company's results this quarter.  The company  currently expects  relatively flat sales for the third quarter  ending March 31, 2003, and earnings per share to be in the range of $0.51 to  $0.53,  before  the  impact  of  previously  announced charges  related  to plant  consolidations,  compared  to $0.58 per share in the prior year quarter.


Chairman  and CEO Farooq  Kathwari  commented,  "We are  gratified  that despite difficult economic conditions,  we have been able to maintain good earnings with operating  margins in the 14% to 15% range.  During the next few months, we plan to  introduce  two major new product  programs.  The  "Tuscany"  program will be marketed in April,  and the Ethan Allen Kids  program  will be marketed in July.

These two programs will continue to position Ethan Allen as a one-stop  shopping resource reaching a larger consumer base."



The company  will be reporting  earnings for the quarter on April 22, 2003.  The earnings  conference  call will be available on the  company's  "ethanallen.com"

website under the "about us" tab.